FRANKLIN
TAX-FREE TRUST


PROSPECTUS             May 1, 1995
as amended January 3, 1996


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777         1-800/DIAL BEN
================================================================================

Franklin Tax-Free Trust (the "Trust") is an open-end management investment company consisting of 27 separate series. As of May 1, 1995, most of the series offer two classes of shares to their investors. This Prospectus relates to the ten series listed below, nine of which, as noted, are currently offering two classes of shares:

CLASS I

Franklin Alabama Tax-Free Income Fund, Class I
Franklin Florida Tax-Free Income Fund, Class I
Franklin Georgia Tax-Free Income Fund, Class I
Franklin Kentucky Tax-Free  Income Fund, Class I
Franklin Louisiana Tax-Free Income Fund, Class I
Franklin Maryland Tax-Free Income Fund, Class I
Franklin Missouri Tax-Free Income Fund, Class I
Franklin North Carolina Tax-Free Income Fund, Class I
Franklin Texas Tax-Free Income Fund, Class I
Franklin Virginia Tax-Free Income Fund, Class I

CLASS II

Franklin Alabama Tax-Free Income Fund, Class II
Franklin Florida Tax-Free Income Fund, Class II
Franklin Georgia Tax-Free Income Fund, Class II
Franklin Louisiana Tax-Free Income Fund, Class II
Franklin Maryland Tax-Free Income Fund, Class II
Franklin Missouri Tax-Free Income Fund, Class II
Franklin North Carolina Tax-Free Income Fund, Class II
Franklin Texas Tax-Free Income Fund, Class II
Franklin Virginia Tax-Free Income Fund, Class II

Each Fund may, separately or collectively, be referred to as a "Fund," the "Funds," or individually by the state included in its name. Each Fund may also be referred to as Class I or Class II shares, as required within the context of the discussion. The Kentucky Fund will be included in all discussions pertaining to Class I in this Prospectus. Investors can choose between Class I shares, if available for the series, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and distribution fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "How to Buy Shares of a Fund - Differences Between Class I and Class II."

Each Fund seeks to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the named state. The states of Florida and Texas currently impose no state personal income taxes.

Each Fund invests primarily in municipal securities issued by its respective state and its political subdivisions, agencies and instrumentalities.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and each of the ten Funds that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Trust and the Funds described in this Prospectus, dated May 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Trust or the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                                                     Page

Expense Table............................................     3
Financial Highlights.....................................     5
About the Trust..........................................     8
Investment Objective and
 Policies of Each Fund...................................     8
Management of the Funds..................................    14
Distributions to Shareholders............................    17
Taxation of the Funds
 and Their Shareholders..................................    18
How to Buy Shares of a Fund..............................    20
Other Programs and Privileges
 Available to a Fund's Shareholders......................    27
Exchange Privilege.......................................    29
How to Sell Shares of a Fund.............................    32

Telephone Transactions...................................    35
Valuation of a Fund's Shares.............................    36
How to Get Information
 Regarding an Investment in a Fund.......................    37
Performance..............................................    38
General Information......................................    39
Account Registrations....................................    41
Important Notice Regarding
 Taxpayer IRS Certifications.............................    42
Portfolio Operations.....................................    42
Appendix A
 Description of State Tax Treatment......................    43
Appendix B
 Special Factors Affecting Each Fund.....................    48


Expense Table
--------------------------------------------------------------------------------

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in a Fund. The figures for both classes of shares are based on the aggregate operating expenses of the Class I shares (before fee waivers and expense reductions) for the fiscal year ended February 28, 1995.


                                                                                                             North
                                            Alabama Florida Georgia  Kentucky  Louisiana Maryland Missouri Carolina Texas  Virginia
                                             Fund    Fund    Fund      Fund      Fund      Fund     Fund     Fund   Fund   Fund
                                            Class I Class I Class I  Class I    Class I  Class I  Class I   Class I Class I Class I
                                             -----   -----   -----    ------    ------    ------    -----    -----    ----    -----
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price).....    4.25%   4.25%   4.25%     4.25%     4.25%     4.25%    4.25%    4.25%    4.25%   4.25%
*Deferred Sales Charge...................    NONE    NONE    NONE      NONE      NONE      NONE     NONE     NONE     NONE    NONE
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees..........................    0.57%   0.47%   0.61%    0.63%++    0.61%     0.58%    0.56%    0.56%    0.59%   0.55%
**12b-1 Fees.............................    0.07%   0.07%   0.07%     0.07%     0.07%     0.07%    0.07%    0.07%    0.07%   0.07%
Other Expenses:
  Shareholder Servicing Costs............    0.02%   0.02%   0.02%     0.02%     0.02%     0.03%    0.02%    0.02%    0.02%   0.02%
  Reports to Shareholders................    0.03%   0.02%   0.03%     0.03%     0.02%     0.03%    0.03%    0.02%    0.02%   0.03%
  Other..................................    0.04%   0.02%   0.04%     0.06%     0.04%     0.03%    0.03%    0.04%    0.04%   0.03%
                                             -----   -----   -----    ------    ------    ------    -----    -----    ----    -----
Total other expenses.....................    0.09%   0.06%   0.09%     0.11%     0.08%     0.09%    0.08%    0.08%    0.08%   0.08%
                                             -----   -----   -----    ------    ------    ------    -----    -----    ----    -----
**Total Fund Operating Expenses..........    0.73%   0.60%   0.77%    0.81%++    0.76%     0.74%    0.71%    0.71%    0.74%   0.70%
                                             -----   -----   -----    ------    ------    ------    -----    -----    ----    -----

*Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1%, which has not been reflected in the Example below, is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of a Fund - Contingent Deferred Sales Charge."


**Rule 12b-1 fees for Class I shares reflect an annualized rate. Actual Rule 12b-1 fees incurred by Class I shares of each Fund for the ten-month period ended February 28, 1995, were 0.06%. Rule 12b-1 fees for Class II shares reflect the maximum amount allowed pursuant to such class' plan of distribution. Class I's plan was effective May 1, 1994, and Class II's plan was effective May 1, 1995. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

++Represents the amounts that would have been payable to the investment manager, absent a fee reduction by the investment manager. The investment manager, however, has voluntarily agreed to limit its management fees and assume responsibility for making payments to offset certain operating expenses otherwise payable by the Franklin Kentucky Tax-Free Income Fund. With this reduction, management fees and total operating expenses represented 0.12% and 0.29%, respectively. This arrangement may be terminated at any time.


                                                                                                             North
                                                    Alabama  Florida  Georgia  Louisiana Maryland Missouri Carolina  Texas  Virginia
                                                     Fund     Fund     Fund     Fund      Fund      Fund     Fund     Fund    Fund
                                                  Class II Class II Class II Class II  Class II  Class II Class II Class II Class II
                                                      -----    -----   -----   ------    ------     -----    -----    -----   -----
Shareholder Transaction Expenses
+Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)...............  1.00%    1.00%   1.00%    1.00%     1.00%     1.00%    1.00%    1.00%    1.00%
++Deferred Sales Charge............................  1.00%    1.00%   1.00%    1.00%     1.00%     1.00%    1.00%    1.00%    1.00%
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees....................................  0.57%    0.47%   0.61%    0.61%     0.58%     0.56%    0.56%    0.59%    0.55%
**Maximum 12b-1 Fees...............................  0.65%    0.65%   0.65%    0.65%     0.65%     0.65%    0.65%    0.65%    0.65%
Other Expenses:
  Shareholder Servicing Costs......................  0.02%    0.02%   0.02%    0.02%     0.03%     0.02%    0.02%    0.02%    0.02%
  Reports to Shareholders..........................  0.03%    0.02%   0.03%    0.02%     0.03%     0.03%    0.02%    0.02%    0.03%
  Other............................................  0.04%    0.02%   0.04%    0.04%     0.03%     0.03%    0.04%    0.04%    0.03%
                                                     -----    -----   -----   ------    ------     -----    -----    -----   -----
+++Total Other Expenses............................  0.09%    0.06%   0.09%    0.08%     0.09%     0.08%    0.08%    0.08%    0.08%
                                                     -----    -----   -----   ------    ------     -----    -----    -----   -----
**Total Fund Operating Expenses....................  1.31%    1.18%   1.35%    1.34%     1.32%     1.29%    1.29%    1.32%    1.28%
                                                     -----    -----   -----   ------    ------     -----    -----    -----   -----

**Rule 12b-1 fees for Class I shares reflect an annualized rate. Actual Rule 12b-1 fees incurred by Class I shares of each Fund for the ten-month period ended February 28, 1995, were 0.06%. Rule 12b-1 fees for Class II shares reflect the maximum amount allowed pursuant to such class' plan of distribution. Class I's plan was effective May 1, 1994, and Class II's plan was effective May 1, 1995. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

+Although Class II shares have a lower front-end sales charge than Class I shares, over time the higher Rule 12b-1 fees for Class II shares may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly.

++Class II shares redeemed within a "contingency period" of 18 months of the calendar month following such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of a Fund - Contingent Deferred Sales Charge."

+++These figures are estimates based on actual expenses incurred by Class I shares for the fiscal year ended February 28, 1995.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in a Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in a Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

       Name of Fund                                                            One Year    Three Years Five Years    Ten Years
       ------------------------------------------------                         ------       -------     ------       ------
       Alabama Fund, Class I................................................      $50          $65         $81         $129
       Alabama Fund, Class II...............................................      $33          $51         $81         $166
       Florida Fund, Class I................................................      $48          $61         $75         $114
       Florida Fund, Class II...............................................      $32          $47         $74         $152
       Georgia Fund, Class I................................................      $50          $66         $83         $134
       Georgia Fund, Class II...............................................      $33          $52         $83         $171

       Name of Fund                                                            One Year    Three Years Five Years    Ten Years
       ------------------------------------------------                         ------       -------     ------       ------
       Kentucky Fund, Class I...............................................      $50          $67         $86         $138
       Louisiana Fund, Class I..............................................      $50          $66         $83         $133
       Louisiana Fund, Class II.............................................      $33          $52         $83         $170
       Maryland Fund, Class I...............................................      $50          $65         $82         $130
       Maryland Fund, Class II..............................................      $33          $52         $82         $168
       Missouri Fund, Class I...............................................      $49          $64         $80         $127
       Missouri Fund, Class II..............................................      $33          $51         $80         $164
       North Carolina Fund, Class I.........................................      $49          $64         $80         $127
       North Carolina Fund, Class II........................................      $33          $50         $80         $164
       Texas Fund, Class I..................................................      $50          $65         $82         $130
       Texas Fund, Class II.................................................      $33          $52         $82         $168
       Virgina Fund, Class I................................................      $49          $64         $80         $126
       Virginia Fund, Class II..............................................      $33          $50         $79      $163

THE EXAMPLES ARE BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES (BEFORE FEE WAIVERS OR EXPENSE REDUCTIONS, IF ANY) SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by each Fund and only indirectly by shareholders as a result of their investment in a Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but a Fund's actual return may be more or less than 5%.


Financial Highlights
--------------------------------------------------------------------------------

Set forth below is a table containing the financial highlights for a Class I share of each Fund from its effective date of registration, as indicated below, through the fiscal year ended February 28, 1995. The information for each of the five fiscal years in the period ended February 28, 1995 has been audited by Coopers & Lybrand, L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated February 28, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. Information regarding Class II shares of each Fund will be included in this table after such shares have been offered to the public for a reasonable period of time. See also "General Information - Reports to Shareholders."


                         Per Share Operating Performance                        Ratios/Supplemental Data

                                               Distri-   Distri-
       Net Asset  Net  Net Realized            butions   butions        Net Asset         Net Assets Ratio of   Ratio of
Period  Value   Invest-& Unrealized Total From From Net  From    Total    Value             at End   Expenses   Net Income Portfolio
Ended Beginning  ment  Gains(Losses)Investment InvestmentCapital Distri-  at End    Total  of Period to Average to Average Turnover
Feb.28of Period Income on SecuritiesOperations Income    Gains   butions of Period Return+ (in 000's)Net Assets**Net Assets  Rate
------------------------------------------------------------------------------------------------------------------------------------

Franklin Alabama Tax-Free Income Fund:
19881  $10.00   $0.44    $0.210     $0.650  $(0.110)   $  --  $(0.110) $10.54     11.26%* $   2,472      --%    5.64%*   54.25%
1989    10.54    0.79     0.005      0.795   (0.723)   (0.022) (0.745)  10.59      7.59       6,079      --     7.33     12.70
1990    10.59    0.75     0.168      0.918   (0.768)      --   (0.768)  10.74      8.61      21,685     0.42    6.69      4.97
1991    10.74    0.71     0.068      0.778   (0.768)      --   (0.768)  10.75      7.27      50,182     0.70    6.45     28.36
1992    10.75    0.66     0.346      1.006   (0.756)      --   (0.756)  11.00      9.51      96,254     0.71    6.21      1.21
1993    11.00    0.68     0.714      1.394   (0.684)      --   (0.684)  11.71     12.84     144,480     0.68    6.04     11.27
1994    11.71    0.66     0.094      0.754   (0.664)      --   (0.664)  11.80      6.35     178,414     0.64    5.62     14.87
1995    11.80    0.66    (0.500)     0.160   (0.650)      --   (0.650)  11.31      1.54     170,051     0.72    5.88     19.85


                         Per Share Operating Performance                        Ratios/Supplemental Data

                                               Distri-   Distri-
       Net Asset  Net  Net Realized            butions   butions        Net Asset         Net Assets Ratio of   Ratio of
Period  Value   Invest-& Unrealized Total From From Net  From    Total    Value             at End   Expenses   Net Income Portfolio
Ended Beginning  ment  Gains(Losses)Investment InvestmentCapital Distri-  at End    Total  of Period to Average to Average Turnover
Feb.28of Period Income on SecuritiesOperations Income    Gains   butions of Period Return+ (in 000's)Net Assets**Net Assets  Rate
------------------------------------------------------------------------------------------------------------------------------------

Franklin Florida Tax-Free Income Fund:
19881 $10.00   $0.46     $0.333     $0.793   $(0.183)  $  --   $(0.183) $10.61   14.36%*$    2,411    -- %    6.22%*      40.02%
1989   10.61    0.81     (0.041)     0.769    (0.781)   (0.008) (0.789)  10.59    7.28      33,752   0.24     6.42         8.64
1990   10.59    0.73      0.226      0.956    (0.816)     --    (0.816)  10.73    8.98     302,488   0.66     6.40         8.50
1991   10.73    0.73      0.091      0.821    (0.801)     --    (0.801)  10.75    7.69     605,720   0.57     6.76        10.80
1992   10.75    0.71      0.348      1.058    (0.768)     --    (0.768)  11.04   10.02     886,110   0.54     6.60        16.69
1993   11.04    0.71      0.647      1.357    (0.717)     --    (0.717)  11.68   12.45   1,164,827   0.54     6.30        11.72
1994   11.68    0.70      0.086      0.786    (0.696)     --    (0.696)  11.77    6.65   1,361,583   0.52     5.90        11.99
1995   11.77    0.69     (0.436)     0.254    (0.674)     --    (0.674)  11.35    2.36   1,265,018   0.59     6.16        14.34
Franklin Georgia Tax-Free Income Fund:
19881  10.00    0.44      0.230      0.670    (0.120)     --    (0.120)  10.55   11.46*      1,780  --        5.98*       22.93
1989   10.55    0.80     (0.034)     0.766    (0.720)   (0.006) (0.726)  10.59    7.32       5,640  --        7.31        12.23
1990   10.59    0.79      0.264      1.054    (0.744)     --    (0.744)  10.90    9.94      13,877   0.09     7.07        14.43
1991   10.90    0.72      0.098      0.818    (0.778)     --    (0.778)  10.94    7.53      32,011   0.56     6.53         1.20
1992   10.94    0.65      0.349      0.999    (0.759)     --    (0.759)  11.18    9.32      68,546   0.72     6.11         6.18
1993   11.18    0.68      0.658      1.338    (0.668)     --    (0.668)  11.85   12.09      91,017   0.71     5.91        17.10
1994   11.85    0.66      0.154      0.814    (0.664)     --    (0.664)  12.00    6.77     120,882   0.69     5.48        16.75
1995   12.00    0.66     (0.458)     0.202    (0.662)     --     (.662)  11.54    1.87     116,771   0.76     5.76        36.17
FRANKLIN KENTUCKY TAX-FREE INCOME FUND:
19923  10.00    0.15      0.164      0.314    (0.014)     --    (0.014)  10.30    8.37*      3,032    --      3.52*       53.90
1993   10.30    0.57      0.832      1.402    (0.652)     --    (0.652)  11.05   13.81      11,678    --      6.11        18.41
1994   11.05    0.63      0.164      0.794    (0.664)     --    (0.664)  11.18    7.07      28,057    --      5.73        13.22
1995   11.18    0.61     (0.625)    (0.015)   (0.625)     --    (0.625)  10.54    0.11      32,831  0.29      5.94        32.92
Franklin Louisiana Tax-Free Income Fund:
19881  10.00    0.46      0.136      0.596    (0.186)     --    (0.186)  10.41   10.22*      1,247    --      6.21*       18.12
1989   10.41    0.78     (0.028)     0.752    (0.772)     --    (0.772)  10.39    7.27       4,257    --      7.33         5.91
1990   10.39    0.78      0.202      0.982    (0.792)     --    (0.792)  10.58    9.41      17,696   0.04     7.10        16.65
1991   10.58    0.71      0.182      0.892    (0.792)     --    (0.792)  10.68    8.50      35,862   0.56     6.60         0.76
1992   10.68    0.67      0.326      0.996    (0.776)     --    (0.776)  10.90    9.49      72,923   0.70     6.33        10.51
1993   10.90    0.69      0.668      1.358    (0.688)     --    (0.688)  11.57   12.61      95,368   0.70     6.18        23.37
1994   11.57    0.67     (0.005)     0.665    (0.675)     --    (0.675)  11.56    5.63     115,971   0.68     5.70        17.63
1995   11.56    0.66     (0.549)     0.111    (0.641)     --    (0.641)  11.03    1.14     104,980   0.75     5.98        32.28
Franklin Maryland Tax-Free Income Fund:
19892  10.00    0.18     (0.054)     0.126    (0.056)     --    (0.056)  10.07    2.98*      3,313    --      4.26*       11.78
1990   10.07    0.72      0.192      0.912    (0.672)     --    (0.672)  10.31    9.01      14,004   0.07     6.84         6.03
1991   10.31    0.68      0.096      0.776    (0.716)     --    (0.716)  10.37    7.57      33,421   0.54     6.50        12.14
1992   10.37    0.64      0.300      0.940    (0.710)     --    (0.710)  10.60    9.21      71,538   0.71     6.15        16.65
1993   10.60    0.65      0.672      1.322    (0.652)     --    (0.652)  11.27   12.64     115,873   0.71     6.00        14.73
1994   11.27    0.64      0.092      0.732    (0.642)     --    (0.642)  11.36    6.40     156,683   0.66     5.58        18.38
1995   11.36    0.63     (0.453)     0.177    (0.617)     --    (0.617)  10.92    1.78     153,145   0.73     5.86        20.30
Franklin Missouri Tax-Free Income Fund:
19881  10.00    0.46      0.058      0.518    (0.168)     --    (0.168)  10.35    8.26*      2,060  --        6.27*       28.32
1989   10.35    0.78      0.017      0.797    (0.707)     --    (0.707)  10.44    7.74       7,996  --        7.30         7.15
1990   10.44    0.74      0.198      0.938    (0.738)     --    (0.738)  10.64    8.94      28,479   0.40     6.66         8.69
1991   10.64    0.69      0.154      0.844    (0.744)     --    (0.744)  10.74    7.96      55,560   0.72     6.42        40.08
1992   10.74    0.65      0.409      1.059    (0.729)     --    (0.729)  11.07   10.04     110,940   0.71     6.21        16.40
1993   11.07    0.68      0.676      1.356    (0.676)     --    (0.676)  11.75   12.40     164,122   0.67     6.03        10.28
1994   11.75    0.66      0.206      0.866    (0.676)     --    (0.676)  11.94    7.29     228,149   0.64     5.55        11.02
1995   11.94    0.65     (0.501)     0.149    (0.649)     --    (0.649)  11.44    1.44     227,442   0.70     5.75        19.84


                         Per Share Operating Performance                        Ratios/Supplemental Data

                                               Distri-   Distri-
       Net Asset  Net  Net Realized            butions   butions        Net Asset         Net Assets Ratio of   Ratio of
Period  Value   Invest-& Unrealized Total From From Net  From    Total    Value             at End   Expenses   Net Income Portfolio
Ended Beginning  ment  Gains(Losses)Investment InvestmentCapital Distri-  at End    Total  of Period to Average to Average Turnover
Feb.28of Period Income on SecuritiesOperations Income    Gains   butions of Period Return+ (in 000's)Net Assets**Net Assets  Rate
------------------------------------------------------------------------------------------------------------------------------------

Franklin North Carolina Tax-Free Income Fund:
19881 $10.00   $0.43    $0.206      $0.636   $(0.176)  $--    $(0.176) $10.46     2.28%* $   1,650    --%      5.89%*  10.34%
1989   10.46    0.77     0.056       0.826    (0.715)  (0.021) (0.736)  10.55     7.98      10,346    --       7.09    12.35
1990   10.55    0.74     0.221       0.961    (0.720)  (0.001) (0.721)  10.79     9.06      24,746   0.50      6.68    11.80
1991   10.79    0.70     0.124       0.824    (0.742)  (0.012) (0.754)  10.86     7.66      50,328   0.74      6.37     7.99
1992   10.86    0.64     0.352       0.992    (0.732)   --     (0.732)  11.12     9.28     106,960   0.71      6.03     3.16
1993   11.12    0.67     0.754       1.424    (0.664)   --     (0.664)  11.88    12.97     156,517   0.67      5.86     8.48
1994   11.88    0.65     0.054       0.704    (0.664)   --     (0.664)  11.92     5.81     215,540   0.63      5.44     3.86
1995   11.92    0.65    (0.550)      0.10     (0.650)   --     (0.650)  11.37     1.06     216,263   0.70      5.75    25.05
Franklin Texas Tax-Free Income Fund:
19881  10.00    0.50     0.255       0.755    (0.195)  --      (0.195)  10.56    12.72*      1,141    --       6.61*   41.50
1989   10.56    0.78     0.044       0.824    (0.794)  --      (0.794)  10.59     7.88       2,356    --       7.65     6.95
1990   10.59    0.84     0.114       0.954    (0.804)  --      (0.804)  10.74     8.95       6,094    --       7.26     3.53
1991   10.74    0.73     0.104       0.834    (0.804)  --      (0.804)  10.77     7.81      29,036  0.40       6.46     0.55
1992   10.77    0.67     0.370       1.040    (0.780)  --      (0.780)  11.03     9.84     123,722  0.70       6.14     6.44
1993   11.03    0.69     0.661       1.351    (0.691)  --      (0.691)  11.69    12.41     139,389  0.66       6.15    12.33
1994   11.69    0.69     0.032       0.722    (0.692)  --      (0.692)  11.72     6.09     148,684  0.65       5.85    20.18
1995   11.72    0.68    (0.487)      0.193    (0.663)  --      (.663)   11.25     1.80     130,684  0.73       6.05     6.36
FRANKLIN VIRGINIA TAX-FREE INCOME FUND:
19881  10.00    0.44     0.199       0.639    (0.189)  --      (0.189)  10.45    11.90*      2,621    --       5.48*   65.51
1989   10.45    0.77    (0.034)      0.736    (0.756)  --      (0.756)  10.43     7.09      13,885  0.16       6.89     3.92
1990   10.43    0.73     0.226       0.956    (0.756)  --      (0.756)  10.63     9.12      38,572  0.60       6.55     1.06
1991   10.63    0.69     0.136       0.826    (0.756)  --      (0.756)  10.70     7.82      82,662  0.72       6.38     2.56
1992   10.70    0.66     0.362       1.022    (0.742)  --      (0.742)  10.98     9.71     152,615  0.68       6.17     4.33
1993   10.98    0.67     0.704       1.374    (0.664)  --      (0.664)  11.69    12.67     211,171  0.65       5.98     5.74
1994   11.69    0.67     0.136       0.806    (0.676)  --      (0.676)  11.82     6.80     260,913  0.62       5.65     6.86
1995   11.82    0.66    (0.499)      0.161    (0.651)  --      (0.651)  11.33     1.56     255,965  0.69       5.86    21.73


*Annualized.

1For the period September 1, 1987 (effective date of registration) to February 29, 1988.

2For the period October 3, 1988 (effective date of registration) to February 28, 1989.

3For the period September 10, 1991 (effective date of registration) to February 29, 1992.

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends at the maximum offering price and of capital gains, if any, at net asset value. Effective May 1, 1994, with the implementation of a Rule 12b-1 distribution plan, the Funds' sales charges on reinvested dividends were eliminated.

**During the periods indicated below, Franklin Advisers, Inc., the investment manager, reduced its management fees and reimbursed other expenses incurred by the Funds. Had such action not been taken, the ratio of operating expenses to average net assets would have been as follows:

                                    Ratio of
                                    expenses
                                   to average
                                   net assets
-------------------------------------------------------------------------------



Franklin Alabama Tax-Free Income Fund:

19881............................... 0.86%*
1989................................ 0.74
1990................................ 0.72
1991................................ 0.72

Franklin Florida Tax-Free Income Fund:

19881............................... 0.88*
1989................................ 0.74
1990................................ 0.66

Franklin Georgia Tax-Free Income Fund:

19881............................... 0.87*
1989................................ 0.76
1990................................ 0.74
1991................................ 0.74


                                    Ratio of
                                    expenses
                                   to average
                                   net assets

Franklin Kentucky Tax-Free Income Fund:

19923............................... 0.82%*
1993................................ 0.81
1994................................ 0.71
1995................................ 0.81

Franklin Louisiana Tax-Free Income Fund:

19881............................... 0.88*
1989................................ 0.73
1990................................ 0.70
1991................................ 0.72

Franklin Maryland Tax-Free Income Fund:

19892............................... 0.65*
1990................................ 0.73
1991................................ 0.73

Franklin Missouri Tax-Free Income Fund:

19881............................... 0.87*
1989................................ 0.77
1990................................ 0.72


                                    Ratio of
                                    expenses
                                   to average
                                   net assets

Franklin North Carolina Tax-Free Income Fund:

19881............................... 0.87%*
1989................................ 0.74
1990................................ 0.71

Franklin Texas Tax-Free Income Fund:

19881............................... 0.89*
1989................................ 0.76
1990................................ 0.71
1991................................ 0.75

Franklin Virginia Tax-Free Income Fund:

19881............................... 0.87*
1989................................ 0.75
1990................................ 0.72


About the Trust

The Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust in September 1984 and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of 27 separate series, most of which offer two classes of shares, as listed under the section "General Information." Each Fund is a separate series of the Trust's shares and maintains a totally separate investment portfolio. This Prospectus relates only to the ten series shown on the cover, of which only the Maryland Fund is non-diversified.

Shares of each Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "Valuation of a Fund's Shares"), plus a variable sales charge not exceeding 4.25% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1.0% of the amount invested. (See "How to Buy Shares of a Fund.")


Investment Objective
and Policies of Each Fund
--------------------------------------------------------------------------------

Each Fund seeks to maximize income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the named state to the extent consistent with prudent investing and the preservation of shareholders' capital. Each Fund's objective is a fundamental policy and may not be changed without shareholder approval. There is, of course, no assurance that each Fund's objective will be achieved.

Each Fund will invest primarily in municipal securities of its respective state and its municipalities, other political subdivisions and public authorities, the interest on which is exempt from federal income taxes and the personal income taxes, if any, of its respective state.

Each Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities the interest on which is exempt from federal income taxes, including the individual alternative minimum tax, and from the personal income taxes, if any, of its respective state. Thus it is possible, although not anticipated, that up to 20% of a Fund's net assets could be in municipal securities from another state and/or in taxable obligations, including municipal obligations such as "private activity bonds" the interest on which may be subject to the alternative minimum tax. To the extent that a state requires that a Fund consist of a specified amount of obligations of such state or of the United States government, or its agencies, instrumentalities, commissions, possessions or territories which are exempt from taxation under the laws of such state in order for any portion of the distributions from such Fund to be exempt from income taxation, a Fund will attempt to invest at least the minimum of such amount in such securities. See "Taxation of the Funds and Their Shareholders" for additional information.

Each Fund may invest, without percentage limitations, in securities having, at the time of purchase, one of the four highest ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB), or in securities which are not rated, provided that, in the opinion of the Funds' investment manager, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities, although bonds rated in the fourth highest ratings level (Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. A description of the ratings is contained in Appendix A to the SAI.

The investment manager considers the terms of an offering and various other factors in order to determine whether securities are consistent with a Fund's investment objective and policies and thereafter to determine the issuer's comparative credit rating. In making such determinations, the investment manager typically (i) interviews representatives of the issuer at its offices, tours and inspects the physical facilities of the issuer in an effort to evaluate the issuer and its operations, (ii) performs analysis of the issuer's financial and credit position, including comparisons of all appropriate ratios, and (iii) compares other similar securities offerings to the issuer's proposed offering.

For temporary defensive purposes only, when the investment manager believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value, (i) each Fund may invest more than 20% of its assets (which could be up to 100%) in fixed- income obligations, the interest on which is subject to regular federal income tax, and (ii) a Fund may invest more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not that state's personal income taxes. Such temporary investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or in the highest quality commercial paper rated A-1 by S&P or P-1 by Moody's. To the extent that a Fund is restricted in its ability to take advantage of defensive steps when necessary, such Fund's portfolio and the value of its shares may be subject to greater risk than those of the other Funds which retain this flexibility.

A Fund may (i) borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith and (ii) lend up to 10% of its portfolio securities to qualified securities dealers, although each Fund currently intends to limit its lending of securities to no more than 5% of its total assets. A complete description of each Fund's investment restrictions is included under "Investment Restrictions" in the SAI.

As a condition of doing business in the State of Texas, the Texas Fund will limit its investments in securities that are not readily marketable to 15% of average net assets at the time of purchase and lend portfolio securities only if the securities loaned are "marked to market" daily.

It is the policy of each Fund that illiquid securities (including securities with legal or contractual restrictions on resale, or other instruments which are not readily marketable or have no readily ascertainable market value) may not constitute, at the time of the purchase, more than 10% of the value of the total net assets of a Fund.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to provide funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

The Trust has no restrictions on the maturities of municipal securities in which the Funds may invest. Each Fund will seek to invest in municipal securities of such maturities that, in the judgment of a Fund and its investment manager, will provide a high level of current income consistent with prudent investment. The investment manager will also consider current market conditions.

It is possible that any Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In such circumstances, economic, business, political, or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation, and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase liability under, the federal and state alternative minimum taxes, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." In states with a corporate franchise tax, distributions of a Fund may also be fully taxable to a corporate shareholder under the state franchise tax system.

Consistent with each Fund's investment objective, a Fund may acquire private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to a Fund. For the fiscal year ended February 28, 1995, the portfolios of the Funds derived the following percentages of their income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors:

Fund                                                 Percentage

-----------------------------------                    -------

Alabama Fund......................................        5.03%
Florida Fund......................................       12.78%
Georgia Fund......................................        9.95%
Kentucky Fund.....................................       12.42%
Louisiana Fund....................................       12.24%
Maryland Fund.....................................       10.55%
Missouri Fund.....................................        6.38%
North Carolina Fund...............................        7.54%
Texas Fund........................................       15.92%
Virginia Fund.....................................        6.68%

Each Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Funds may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits a Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligations, which amount may be more or less than the amount a Fund paid for such obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. A Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus. Although it is not a put option in the usual sense, such a demand feature is sometimes known as a "put." Except for the Maryland Fund, with respect to 75% of the total value of a Fund's assets, no more than 5% of such value may be in securities underlying "puts" from the same institution, except that each such Fund may invest up to 10% of its asset value in unconditional "puts" (exercisable even in the event of a default in the payment of principal or interest on the underlying security) and other securities issued by the same institution.

Each Fund may purchase and sell municipal securities on a "when-issued" and "delayed-delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. Although the Funds will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Fund engages in "when- issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for that Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

Each Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 5 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Funds, depending on the price at which such bonds were redeemed.

Each Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance state and local government needs, function much like installment purchase agreements. For example, a COP may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction contains a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property may be less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Funds believe that this risk is mitigated by their policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P, or Fitch, or in unrated COPs believed by the investment manager to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, the essentiality of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Trustees reviews the COPs held in each Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the trustees. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of comparable quality to the ratings required for each Fund's investment, including an assessment of the likelihood that the leases will not be cancelled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by each Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which each Fund may invest in COPs, as of February 28, 1995, the following Funds held more than five percent of the total face amount of the securities in their portfolios in COPs and other municipal leases:
(a) Kentucky, 19.0%; (b) Maryland, 5.1%; (c) Missouri, 28.0%; and (c) North Carolina, 12.8%.

Investment Risk Considerations

While an investment in any of the Funds is not without risk, certain policies are followed in managing the Funds which may help to reduce such risk. There are two categories of risks to which a Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Except for the Trust's Maryland Fund, which is a non-diversified fund under the 1940 Act, the Trust attempts to minimize the impact of individual credit risks by diversifying each Fund's portfolio investments.

Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the debt securities in which a Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of a Fund's debt investments may rise. Price changes of debt securities held by a Fund have a direct impact on the net asset value per share of that Fund. Since each Fund generally will invest primarily in the securities of its respective state, there are certain specific factors and considerations concerning each state which may affect the credit and market risk of the municipal securities which each Fund purchases. These factors are described in Appendix B to this Prospectus and in greater detail in the SAI.

As a fundamental policy, with respect to 75% of its net assets, each Fund, except as stated below, will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues private activity bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio. A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased") as described in the SAI, in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification.

The Maryland Fund is non-diversified under the federal securities laws. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent the Maryland Fund is not fully diversified under the 1940 Act, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Maryland Fund were more broadly diversified. The Maryland Fund, however, intends to comply with the diversification and other requirements of the Code, applicable to "regulated investment companies" so that it will not be subject to federal income tax on its income and distributions to shareholders will be free from regular federal income tax to the extent they are derived from interest on municipal securities. For this reason the Maryland Fund has adopted an investment restriction, which may not be changed without the approval of shareholders, prohibiting it from purchasing a security if, as a result, more than 25% of the Maryland Fund's total assets would be invested in the securities of a single issuer or, with respect to 50% of its total assets, more than 5% of such assets would be invested in the securities of a single issuer.

A Fund's investment in zero coupon and delayed interest bonds may cause such Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments. Zero-coupon securities make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer receives a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

Because zero-coupon securities bear no interest, the value of such securities is generally more volatile than other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeroes fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

In order to generate cash to satisfy distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

How Shareholders Participate
in the Results of a Fund's Activities

The assets of each Fund are invested in portfolio securities. If the securities owned by a Fund increase in value, the value of the shares of such Fund which the shareholder owns will increase. If the securities owned by a Fund decrease in value, the value of the shareholder's shares in such Fund will also decline. In this way, shareholders participate in any change in the value of the securities owned by a Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of a Fund's shares will fluctuate with movements in the broader bond markets. In particular, changes in interest rates will affect the value of a Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.


Management of the Funds
--------------------------------------------------------------------------------

The Board of Trustees (the "Board") has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Funds and will take appropriate action to resolve such conflicts if any should later arise.

In developing the multiclass structure, the Funds have retained the authority to establish additional classes of shares. It is the Funds' present intention to offer only two classes of shares, but new classes may be offered in the future, including the addition of Class II shares to the Fund not currently offering them.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as each Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (115 separate series) with aggregate assets of over $77 billion, approximately $41.4 billion of which are in the municipal securities market.

Pursuant to the management agreement, the Manager supervises and implements each Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct each Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Trust are prohibited from investing in securities held by the Funds or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

The management fees which Class I of each Fund was obligated to pay to the Manager, as well as the fees actually paid, during the fiscal year ended February 28, 1995 (as a percentage of average net assets) were as follows:


                                       Contractual   Management
                                       Management   Fees Paid by
Fund                                      Fees        the Fund
-------------------------               --------      --------
Alabama Fund.......................     0.57%         0.57%
Florida Fund.......................     0.47%         0.47%
Georgia Fund.......................     0.61%         0.61%
Kentucky Fund......................     0.63%*        0.12%*
Louisiana Fund.....................     0.61%         0.61%
Maryland Fund......................     0.58%         0.58%
Missouri Fund......................     0.56%         0.56%
North Carolina Fund................     0.56%         0.56%
Texas Fund.........................     0.59%         0.59%
Virginia Fund......................     0.55%         0.55%

During the fiscal year ended February 28, 1995, total operating expenses borne by Class I shares of each Fund, including fees paid to the Manager and Investor Services, were as follows:

                                                         Total
                                                       Operating
Fund                                                   Expenses
-----------------------------------                     -------
Alabama Fund......................................    0.72%
Florida Fund......................................    0.59%
Georgia Fund......................................    0.76%
Kentucky Fund.....................................    0.29%*
Louisiana Fund....................................    0.75%
Maryland Fund.....................................    0.73%
Missouri Fund.....................................    0.70%
North Carolina Fund...............................    0.70%
Texas Fund........................................    0.73%
Virginia Fund.....................................    0.69%

*During the fiscal year ended February 28, 1995, management fees totaling 0.63% of the average net assets of the Class I shares of the Kentucky Fund would have accrued to Advisers. Total operating expenses, including management fees, would have represented 0.80% of the average net assets of such Fund. Pursuant to an agreement by Advisers to limit its fees, Class I shares of the Kentucky Fund paid management fees totaling 0.12% of the average net assets of such Fund and operating expenses totaling 0.29%.

It is not anticipated that any of the Funds will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions. In the event that a Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager would try to obtain the best execution on all such transactions. If it is felt that more than one broker would be able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Trust, as factors in selecting a broker. Further information is included under "The Trust's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for each Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plans of Distribution

A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan", respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class. Under either Plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares.

The maximum amount which each Fund may reimburse to Distributors or others under the Class I Plan for such distribution expenses is 0.10% per annum of Class I's average daily net assets payable on a quarterly basis. All expenses of distribution in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.50% per annum of Class II's daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Funds. In addition, the Class II Plan provides for an additional payment by each Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the purchase price of Class II shares to securities dealers who initiate and are responsible for such purchases. During the first year following such purchases, Distributors will retain a portion of Class II's Rule 12b-1 fees attributable to such shares equal to 0.50% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans cover any payments to or by the Funds, Advisers, Distributors, or other parties on behalf of the Funds, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Funds within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Funds. For more information, including a discussion of the Board's policies with regard to the amount of the Class I Plan's fees, please see "The Trust's Underwriter" in the SAI.


Distributions to Shareholders
-------------------------------------------------------------------------------

There are two types of distributions which a Fund may make to its shareholders:

1. Income dividends. Each Fund receives income in the form of dividends and other income derived from its investments. This income, less the expenses incurred in the operation of such Fund, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. Each Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by a Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by such Fund as of October 31 of such year. Any net short-term and net long-term capital gains realized by a Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. These distributions, when made, will generally be fully taxable to such Fund's shareholders. Each Fund may make only one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

Distributions To Each Class of Shares

According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

Distribution Date

Although subject to change by the Board of Trustees without prior notice to or approval by shareholders, each Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. Daily allocation of net investment income will begin on the day after a Fund receives the investor's money or settlement of a wire order trade and will continue to accrue through the day of receipt of the redemption request or the settlement of a wire order trade. The amount of income dividend payments by each Fund is dependent upon the amount of net income received from such Fund's portfolio holdings, is not guaranteed and is subject to the discretion of the Trust's Board of Trustees. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

Distribution Options

Distributions from the Funds may be taken in any of these ways:

1. Purchase additional shares of a Fund - The shareholder may purchase additional shares of the same class of the Funds (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. Class II shareholders, may also reinvest distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base.

2. Purchase shares of other Franklin Templeton Funds - Distributions may be directed to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Class II shareholders may also direct distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - Dividends, or both dividend and capital gain distributions may be received by the shareholder in cash. The shareholder may have the money sent directly to the address of record, to another person, or to a checking account. If the money is to be sent to a checking account, please see "Electronic Fund Transfers" under "Other Programs and Privileges Available to a Fund's Shareholders."

To select one of these options, sections 6 and 7 of the Shareholder Application included with this Prospectus must be completed, or the investment representative may be notified of the option preferred. If no option is selected, dividend and capital gain distributions will be automatically reinvested in the same class of the Fund. The distribution option selected may be changed at any time by notifying the Funds by mail or by telephone. Please allow at least seven days prior to the reinvestment date for a Fund to process the new option.


Taxation of the Funds
and Their Shareholders
--------------------------------------------------------------------------------

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Funds and their shareholders is included in the section entitled, "Additional Information Regarding Taxation" in the SAI.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its net income and meeting certain other requirements relating to the sources of its income and diversification of its assets, a Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, each Fund continues to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax for each Fund's shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state or its political subdivisions, of the state of residence of the shareholder, from interest on direct obligations of the federal government, or from interest on obligations of Puerto Rico, the U.S. Virgin Islands or Guam, they may be exempt from personal income tax in such state. More information on the state taxation of interest from federal and municipal obligations is included in the section on "State Income Taxes" below and in "Appendix A - Description of State Tax Treatment."

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions) from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, a Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond, or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds a de minimis amount. For such obligations purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by a Fund of such ordinary income to its shareholders will be subject to regular federal and state income taxes in the hands of Fund shareholders. In any fiscal year, a Fund may elect not to distribute to its shareholders its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated, for tax purposes, as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned shares of a Fund and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of a Fund's shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of such Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

Each Fund will inform its shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or a tax preference item under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in a Fund.

Exempt-interest dividends of any Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to regular federal income tax. Shareholders are required to disclose the receipt of tax-exempt interest dividends on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry a Fund's shares may not be fully deductible for federal income tax purposes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from a Fund and the application of foreign tax laws to these distributions.

State Income Taxes

The exemption of interest on tax-exempt municipal securities for federal income tax purposes does not necessarily result in exemption from the income, corporate or personal property taxes of any state or city when such income is distributed to shareholders of a mutual fund. Appendix A to this Prospectus discusses the tax treatment of the Funds with respect to distributions from each respective Fund to investors in such states. Generally, individual shareholders of the Funds are afforded tax-exempt treatment at the state level for distributions derived from municipal securities of their state of residency.

Pursuant to federal law, interest received directly from U.S. government obligations and from obligations of the U.S. territories is generally exempt from taxation by all states and their municipal subdivisions. Each state's treatment of dividends paid from the interest earned on direct federal and U.S. territorial obligations is discussed in "Appendix A - Description of State Tax Treatment."

Shareholders should consult their tax advisors with respect to the applicability of other state and local intangible property or income taxes to their shares in a Fund and to distributions and redemption proceeds received from such Fund.

Additional information on tax matters relating to a Fund and its shareholders is included under the caption "Additional Information Regarding Taxation" in the SAI.


How to Buy Shares of a Fund
-------------------------------------------------------------------------------

Shares of the Funds are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Funds' shares. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Funds. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. Sales of the shares of the Funds may be restricted to residents of their respective states. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Funds and Distributors reserve the right to refuse any order for the purchase of shares.

Differences Between Class I and Class II

Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees, as well as the circumstances under which the contingent deferred sales charge applies. Generally, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting each Fund as a whole, but each class will vote separately on matters affecting only shareholders of that class. See "General Information - Organization and Voting Rights."

Class I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. Class I shares are subject to Rule 12b-1 fees of up to a maximum of 0.10% per annum of the average daily net assets of the class. See "Management of the Fund" and "How To Sell Shares of a Fund" for more information.

Class II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 0.65% per annum of the average daily net assets of Class II shares, 0.50% of which will be retained by Distributors during the first year of investment.

Deciding Which Class to Purchase

Shareholders should carefully evaluate the anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, if a shareholder expects to invest less than $100,000 in the Franklin Templeton Funds and to make substantial redemptions within approximately six years or less of investment, the shareholder should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to a shareholder who plans to invest in the Fund over the long-term, even if no sales charge reductions are available.

If an investor qualifies to purchase Class I shares at reduced sales charges, serious consideration should be given to purchasing Class I shares, especially if the shares will be held approximately six years or more. If the investor qualifies to purchase Class I shares at reduced sales charges but intends to hold the shares less than approximately six years, the investor should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. Investments of $1 million or more in a single payment or investors who qualify to purchase Class I shares at net asset value may not purchase Class II shares. See "Purchases at Net Asset Value" below for a discussion of when to purchase shares at net asset value.

Each class represents the same interest in the investment portfolio of a Fund and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to the investor. Such purchases, however, may be subject to a contingent deferred sales charge. An investor may exceed $1 million in Class II shares by cumulative purchases over a period of time. If the investor intends to make investments exceeding $1 million, however, consideration should be given to purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class has a separate schedule for compensating securities dealers for selling shares of the Funds. Investors should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. There are no conversion features attached to either class of shares.

Purchase Price of Fund Shares

When placing purchase orders, the investor should clearly indicate which class of shares to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares.

Shares of both classes of the Funds are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund to be purchased or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

Class I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of a Fund's Shares."

Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.

---------------------------------------------------------------------------------------------------
                                                      Class I Shares - Total Sales Charge
---------------------------------------------------------------------------------------------------
                                                                  As a         Dealer Concession
Size of Transaction                         As a Percentage Percentage of Net as a Percentage of
at Offering Price                          of Offering Price Amount Invested  Offering Price*,***
---------------------------------------------------------------------------------------------------
Less than $100,000                               4.25%            4.44%              4.00%
$100,000 but less than $250,000                  3.50%            3.63%              3.25%
$250,000 but less than $500,000                  2.75%            2.83%              2.50%
$500,000 but less than $1,000,000                2.15%            2.20%              2.00%
$1,000,000 or more                               none             none           (see below)**
---------------------------------------------------------------------------------------------------



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How to Sell Shares of a Fund Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)." Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See "Description of Special Net Asset Value Purchases" and the SAI.

Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below.

                                                      Class II Shares - Total Sales Charge

                                                            As a         Dealer Concession
Size of Transaction                   As a Percentage Percentage of Net as a Percentage of
at Offering Price                    of Offering Price Amount Invested    Offering Price*
-------------------------------------------------------------------------------------------------------

Any amount (less than $1 million)          1.00%            1.01%              1.00%
-------------------------------------------------------------------------------------------------------



*Distributors, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How to Sell Shares of a Fund - Contingent Deferred Sales Charge."

Either Distributors, or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by a Fund or its shareholders.

Additional terms concerning the offering of a Fund's shares are included in the SAI.

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges -
Class I Shares Only

Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor (i) expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grants to Distributors a security interest in the reserved shares discussed below, and (iii) irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for liquidation by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Purchases" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases of Class I Shares

An individual who is a member of a qualified group may also purchase Class I shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Funds or Distributors and the members, agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Funds.

If an investor selects a payroll deduction plan, subsequent investments to a Fund will be automatic and will continue until such time as the investor notifies such Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Funds, there may be a delay between the time of the payroll deduction and the time the money reaches the Funds. The investment in a Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by such Fund.

Purchases at Net Asset Value

Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors, and full-time employees of the Trust, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including any subsequent payments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) registered securities dealers and their affiliates, for their investment account only; and (5) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate.

For either Class I or Class II, the same class of shares of a Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of a Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of a Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of a Fund must be received by such Fund or the Funds' Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

For either Class I or Class II, the same class of shares of a Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in that class of shares of a Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "Distributions to Shareholders."

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Funds.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that a Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF A FUND CONSTITUTE A LEGAL INVESTMENT FOR THEM. Municipal investors considering investment of proceeds of bond offerings into a Fund should consult with expert counsel to determine the effect, if any, of various payments made by such Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin's Institutional Sales Department for additional information.

Description of Special Net Asset Value Purchases

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in a Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information regarding net asset value purchases of Class I shares.

Purchasing Class I and Class II Shares

When placing purchase orders, investors should clearly indicate which class of shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares. Purchases of $1 million or more in a single payment will be invested in Class I shares. There are no conversion features attached to either class of shares.

Investors who qualify to purchase Class I shares at net asset value should purchase Class I rather than Class II shares. See the section "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" above for a discussion of when shares may be purchased at net asset value.

General

Securities laws of states in which each Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling a Fund's shares may be required to register as dealers pursuant to state law.


Other Programs and Privileges
Available to a Fund's Shareholders
--------------------------------------------------------------------------------




Certain of the programs and privileges described in this section may not be available directly from a Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Funds, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

The Automatic Investment Plan offers a convenient way to invest in the Funds. Under the plan, shareholders can arrange to have money transferred automatically from their checking account to a Fund each month to purchase additional shares. Shareholders interested in this program, should refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact their investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. Shareholders may terminate the program at any time by notifying Investor Services by mail or by phone.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows a shareholder to receive regular payments from the account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of the account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount.

To establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how payments are to be received. Shareholders may choose to receive payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - Payments may be directed to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - Shareholders may choose to receive payments in cash and have the money sent directly to them, to another person, or to a checking account. For money to be sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once the plan is established, any distributions paid by a Fund will be automatically reinvested in the shareholder's account. Payments under the plan will be made from the redemption of an equivalent amount of shares in the shareholder's account, generally on the first business day of the month in which a payment is scheduled. Payments will generally be received by the shareholder within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in an account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of a shareholder's account, the account will be closed and the remaining balance in the account will be sent to the shareholder. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the actual yield or income, part of the payment may be a return of the shareholder's investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. Shareholders should ordinarily not make additional investments in the Funds of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How To Sell Shares of a Fund."

A Systematic Withdrawal Plan may be terminated, the amount and schedule of withdrawal payments changed, or a payment suspended by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. A Fund may also terminate a Systematic Withdrawal Plan by notifying the shareholder in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in the account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

Distributions from the Funds or payments under a Systematic Withdrawal Plan may be sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If the shareholder chooses this option, at least fifteen days should be allowed for initial processing. Any payments made during that time will be sent to the address of record on the shareholder's account.

Exchange Privilege
--------------------------------------------------------------------------------

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, a Fund's shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value or applicable sales charges.

Exchanges may be made in any of the following ways:

By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of a Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, such Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from a Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the Telephone Exchange Privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of a Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Exchanges of the same class of shares are made on the basis of the net asset value of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value. Exchanges of Class I shares of a Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference in sales charges, unless the shares were held in such Fund for at least six months prior to executing the exchange.

When an investor requests the exchange of the total value of a Fund account, declared but unpaid income dividends and capital gain distributions will be transferred to the account in the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of a Fund pursuant to the exchange privilege, such Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Funds to initially invest this money in short-term, tax-exempt municipal securities unless it is felt that attractive investment opportunities consistent with the Funds' investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The Exchange Privilege may be modified or discontinued by a Fund at any time upon 60 days' written notice to shareholders.

Exchanges of Class I Shares

The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How to Sell Shares of a Fund - Contingent Deferred Sales Charge."

Exchanges of Class II Shares

When an account is composed of Class II shares subject to the contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age for purposes of calculating the contingent deferred sales charge, because they continue to be subject to 12b-1 fees. The contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by a Fund.

Transfers

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

Conversion Rights

It is not presently anticipated that Class II shares will be convertible to Class I shares. A shareholder may, however, sell his or her Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

Timing Accounts

"Timing Accounts" are not permitted to purchase shares of the Funds or to exchange into the Funds. This policy does not affect any other types of investor. "Timing Accounts" generally include market timing or allocation services; accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators; or any person whose transactions seem to follow a timing pattern.


How to Sell Shares of a Fund
--------------------------------------------------------------------------------

A shareholder may at any time liquidate shares owned and receive from such Fund the value of the shares. Shares may be redeemed in any of the following ways.

By Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from such Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each series and each class is determined as of the scheduled close of the New York Stock Exchange ("Exchange"), (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) a Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to a Fund, (c) a Fund has been notified of an adverse claim, (d) the instructions received by a Fund are given by an agent, not the actual registered owner, (e) a Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of a Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Share Certificates - Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

By Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of a Fund by telephone. Information may also be obtained by writing to the Funds or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Funds and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with a Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Through Securities Dealers

The Funds will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to a Fund, rather than on the day a Fund receives the shareholder's written request in proper form. These documents, as described in the preceding section, are required even if the shareholder's securities dealer has placed the repurchase order. After receipt of a repurchase order from the dealer, a Fund will still require a signed letter of instruction and all other documents set forth above. A shareholder's letter should reference a Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when a Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to a Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions for a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

A Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by a Fund.

Other

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.


Telephone Transactions
--------------------------------------------------------------------------------

Shareholders of a Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option, (iii) transfer shares of a Fund in one account to another identically registered account in that Fund, (iv) request the issuance of certificates (to be sent to the address of record only), and (v) exchange shares of a Fund as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of a Fund - Redemptions By Telephone" will be able to redeem shares of a Fund.

Verification Procedures

The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as a Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. A Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where a Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to a Fund as detailed elsewhere in this Prospectus.

Neither the Funds nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by a Fund at any time upon 60 days' written notice to shareholders.


Valuation of a Fund's Shares
--------------------------------------------------------------------------------

The net asset value per share of each class of a Fund is determined separately as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of a Fund).

The net asset value per share for each class of a Fund is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class and then dividing the difference by the number of shares of the respective class of a Fund outstanding at the time. For the purpose of determining the aggregate net assets of each class of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of trustees, a Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Each of the Fund's classes will bear, pro rata, all of the common expenses of that Fund, except that the Class I and Class II shares will bear the Rule 12b-1 expenses payable under their respective plans. The net asset value of all outstanding shares of each class of such Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of such classes. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of a Fund may vary.


How to Get Information
Regarding an Investment in a Fund
--------------------------------------------------------------------------------

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to a Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Franklin Class I and Class II share codes for the Funds, which will be needed to access system information, are:

  FUND CODE     FUND NAME
  ---------     ----------------------------------
     164        ALABAMA FUND, CLASS I
     264        ALABAMA FUND, CLASS II
     165        FLORIDA FUND, CLASS I
     265        FLORIDA FUND, CLASS II
     128        GEORGIA FUND, CLASS I
     228        GEORGIA FUND, CLASS II
     172        KENTUCKY FUND, CLASS I
     168        LOUISIANA FUND, CLASS I
     268        LOUISIANA FUND, CLASS II
     160        MISSOURI FUND, CLASS I
     260        MISSOURI FUND, CLASS II
     170        NORTH CAROLINA FUND, CLASS I
     270        NORTH CAROLINA FUND, CLASS II
     162        TEXAS FUND, CLASS I
     262        TEXAS FUND, CLASS II
     163        VIRGINIA FUND, CLASS I
     263        VIRGINIA FUND, CLASS II

The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.


To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                            Hours of Operation (Pacific Time)
Department Name           Telephone No.     (Monday through Friday)
--------------------------------------------------------------------------------
Shareholder Services      1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                                            8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans          1-800/527-2020    5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637    5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in all of Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance
--------------------------------------------------------------------------------




Advertisements, sales literature and communications to shareholders may contain various measures of a class' performance, including current yield, tax equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect a Fund's volatility or risk.

Average annual total return figures, as prescribed by the SEC, represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five-, and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. Each Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by a fund's portfolio investments; it is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed for each class by dividing that class' tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of a fund's yield.

Yield and tax equivalent yield for each class, which are calculated according to a formula prescribed by the SEC (see the SAI), are not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to a Fund's distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period.

Because Class II shares were not offered prior to May 1, 1995, no performance data is available for these shares. After a sufficient period of time has passed, Class II performance data will be available.

General Information
--------------------------------------------------------------------------------

Reports to Shareholders

The Trust's fiscal year ends February 28. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on September 18, 1984. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series or classes may be added in the future by the Board.

Following is a list of the 27 series currently authorized by the Board of
Trustees:

Franklin Alabama Tax-Free Income Fund
Franklin Arizona Tax-Free Income Fund
Franklin Arizona Insured Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Federal Intermediate-Term
 Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Florida Insured Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin Indiana Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund
Franklin Maryland Tax-Free Income Fund
Franklin Massachusetts Insured
 Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured
 Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund
Franklin Puerto Rico Tax-Free Income Fund
Franklin Texas Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series, or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees. The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions for the series, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

Shares of each class of a Fund represent proportionate interests in the assets of such Fund and have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. For matters that only affect a certain class of a Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares of a Fund will vote separately on matters (1) affecting only that class of such Fund, (2) expressly required to be voted on separately by state business trust law, or (3) required to be voted on separately by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares of a Fund requires shareholder approval, only shareholders of Class I of that Fund may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II of such Fund may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of a Fund, this affects all shareholders of that Fund, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

Redemptions by a Fund

Each Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Funds nor their affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from a Fund may be made by check, draft or wire. The Funds have no facility to receive, or pay out, cash in the form of currency.


Account Registrations
--------------------------------------------------------------------------------

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean as "joint tenants with rights of survivorship" and not as "tenants in common."

Except as indicated, a shareholder may transfer an account in a Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, a Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and a Fund after such Fund receives authorization in proper form from the shareholder's delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

Each Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by a Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.


Important Notice Regarding
Taxpayer IRS Certifications
--------------------------------------------------------------------------------

Pursuant to the Code and U.S. Treasury regulations, a Fund may be required to report to the IRS any taxable dividend, capital gain distribution or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

Each Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide a Fund with a certified TIN within 60 days after opening the account.


Portfolio Operations
--------------------------------------------------------------------------------

The team responsible for the day-to-day management of the Funds' portfolios is:

Thomas Kenny
Senior Vice President
Franklin Advisers, Inc.

Mr. Kenny is responsible for portfolio recommendations and decisions of all 27 Funds of the Tax-Free Trust since August, 1994. He is Senior Vice President of the investment manager and is director of Franklin's municipal bond department. He joined Franklin in 1986. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and a Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry related committees and associations.

John Pomeroy
Portfolio Manager
Franklin Advisers, Inc.

Mr. Pomeroy has been responsible for portfolio recommendations and decisions for the Alabama Fund, Florida Fund, Georgia Fund, Maryland Fund, and North Carolina Fund since their inception. He joined Advisers in 1986. He received a Bachelor of Arts degree in Business Administration from San Francisco State University in 1986 and is a member of industry related committees and associations.

Stella Wong
Portfolio Manager
Franklin Advisers, Inc.

Ms. Wong has been responsible for portfolio recommendations and decisions for the Alabama Fund, Georgia Fund, Louisiana Fund, Maryland Fund, North Carolina Fund, Texas Fund and Virginia Fund since their inception. She holds a Bachelor of Science degree in Business Administration from San Francisco State University and a Master's degree in Financial Planning from Golden Gate University, and is a member of several industry related committees and associations. She joined Advisers in 1986.

Andrew Jennings, Sr.
Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Jennings has been responsible for portfolio recommendations and decisions of the Louisiana Fund since joining Advisers in 1990. He attended Villanova University in Philadelphia, has been in the securities industry for over 33 years and is a member of several municipal securities industry related committees and associations. From 1985 to 1990 Mr. Jennings was First Vice President and Manager of the Municipal Institutional Bond Department at Dean Witter Reynolds, Inc.

Don Duerson
Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Duerson has been responsible for portfolio recommendations and decisions of the Missouri Fund, Texas Fund and Virginia Fund since their inception. He joined Advisers in 1986. He has a Bachelor of Science degree in Business and Public Administration from the University of Arizona, has experience in the securities industry dating back to 1977 and is a member of industry related committees and associations.

Sheila Amoroso
Portfolio Manager
Franklin Advisers, Inc.

Ms. Amoroso has been responsible for portfolio recommendations and decisions of the Florida Fund, Kentucky Fund, and Missouri Fund since their inception. She joined Franklin in 1986. She holds a bachelor of science degree from San Francisco State University and is a member of municipal securities industry related committees and associations.

Bernie Schroer
Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Schroer has been responsible for portfolio recommendations and decisions of the Kentucky Fund since its inception. He joined Advisers in 1987. From 1974 to 1984, he was the manager of trading at Kidder Peabody. He has a degree in Finance from Santa Clara University and is currently a member of municipal securities industry related committees and associations.


Appendix A
Description of State Tax Treatment
--------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. Investors may be subject to local taxes on dividends or the value of their shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

Alabama

Section 40-18-14(2)f of the Alabama Code provides that interest on obligations of the state of Alabama and any county, municipality or other political subdivision thereof is exempt from personal income tax. Section 40-18-14(2)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions (including Puerto Rico, Guam and the Virgin Islands). In addition, Regulation Section 810-3-14-.02(4)(b)2 and an administrative ruling of the Alabama Department of Revenue, dated March 1, 1990, extend the exemption for obligations of the U.S. government or its possessions to distributions from a regulated investment company, such as the Alabama Fund, to the extent that they are paid out of interest earned on such exempt obligations. The March 1, 1990 ruling also indicates that the exemption would apply to Alabama municipal obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by a Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the Fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.

Florida

Florida does not have a personal income tax but does have an intangible personal property tax for residents. According to Florida Statute Section 199.185 and Technical Assistance Advisement No. 90(C)2-003, issued by the Florida Department of Revenue on August 8, 1990 (as subsequently revised), shares in regulated investment companies organized as business trusts, such as the Florida Fund, will not be subject to Florida's intangible property tax to the extent that the Fund is invested in obligations of the U.S. government, its agencies, instrumentalities and territories (including Puerto Rico, Guam and the Virgin Islands) at the close of business on the last business day of the calendar year. If the Fund invests all of the remaining portion of its net asset value in exempt obligations of the state of Florida or its municipalities or political subdivisions on such date, then that remaining portion of the net asset value of the Fund (and corresponding value of Fund shares) will also be exempt from Florida's intangibles tax. If the Fund invests, such as for temporary or defensive purposes, any of the remaining portion of its portfolio in any asset which is taxable under Florida's intangible tax law, including investments in indirect federal obligations (GNMAs, FNMAs, etc.), in repurchase agreements collateralized by U.S. government securities or in any obligations of other states, then that remaining portion of the net asset value of the Fund (and the corresponding value of Fund shares) will be taxable under Florida's intangible property tax.

Georgia

Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government is also exempt from the state's individual income tax. Since distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions is excluded from federal adjusted gross income, they will likewise be excluded from the Georgia individual income tax.

Under the administrative authority of the Georgia Department of Revenue, the exempt treatment for interest derived from such exempt obligations is also extended to distributions of regulated investment companies, such as the Georgia Fund. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by a Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

The state of Georgia also imposes an intangible property tax on the fair market value of intangible assets owned by residents on January 1 of each year. The Georgia Department of Revenue has recently announced that it will provide an exemption from intangible property taxation to mutual fund shareholders to the extent that the portfolio of the fund consists of U.S. government obligations, where such fund is formed as a business trust. At this time, the Georgia Department of Revenue has not issued any guidance on whether it will provide an exemption for obligations issued by the state of Georgia or any of its political subdivisions. Therefore, under current law, shares of a mutual fund investing in obligations issued by the state of Georgia or any of its political subdivisions, such as the Georgia Fund, appear to remain subject to intangibles taxation.

Any distributions of net short-term and net long-term capital gains earned by the Fund are fully included in each individual shareholder's Georgia taxable income as dividend income and long-term capital gain, respectively, and are currently taxed at ordinary income tax rates.

Kentucky

Pursuant to Kentucky Revised Statute 141.010(10)(a) and (12)(a), interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions will be exempt from Kentucky's personal income tax. Under Kentucky Income Tax Revenue Policy 42P161 (as revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, will also be exempt from state income tax. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by a Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Kentucky Revenue Circular 40C003 states that Section 170 of the Kentucky Constitution exempts from intangible property taxation obligations of Kentucky, and its counties, municipalities, and taxing and school districts. The Revenue Circular further states that though neither the Kentucky Constitution nor the Kentucky Revised Statutes contain specific language to exempt federal obligations from the intangible property tax, the courts of Kentucky have recognized the power of the U.S. Congress to declare that obligations of federal instrumentalities are exempt from state taxation. According to a Kentucky Revenue Cabinet Tax Alert dated July 1988, shares of a regulated investment company, such as the Kentucky Fund, will not be subject to the intangibles tax to the extent that the value of the shares is attributable to such exempt obligations.

Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain on the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds.

Louisiana

Under Section 293 of Louisiana's individual income tax law, interest earned on obligations of the state of Louisiana or its political subdivisions is exempt from individual and corporate income tax. Under Section 293, interest earned on qualifying obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the Virgin Islands) is also exempt from individual and corporate income tax. Under Section 293, distributions from a regulated investment company, such as the Louisiana Fund, will also be exempt from individual and corporate income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the Fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.

Maryland

Since distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions is excluded from federal taxable income, they will likewise be exempt from Maryland's personal income tax. Under Section 10-207 of the Tax General Article, interest on exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including Puerto Rico, Guam and the Virgin Islands) is also exempt from Maryland's personal income tax. Under Section 10-207(c-1) and Administrative Release No. 11, this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of capital gains by the Fund derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its subdivisions may also be tax-exempt to the Fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the Fund on non-Maryland obligations are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.

Missouri

Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including Puerto Rico, Guam and the Virgin Islands), or the State of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company, such as the Missouri Fund, may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the Fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.

North Carolina

Section 105-134.6(b) of the North Carolina General Statutes provides that interest on obligations of the U.S. government, its possessions, or its territories (including Puerto Rico, Guam and the Virgin Islands) and obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Information Release dated October 4, 1990, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Pursuant to an administrative Revenue Memorandum, distributions attributable to net realized long-term capital gains earned by the Fund on the sale or exchange of certain obligations of the state of North Carolina or its political subdivisions may also be tax-exempt to the Fund's shareholders. Distributions of all net short-term capital gain and of net long-term capital gain earned by the Fund on other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.

Under Section 105-203 of the North Carolina General Statutes, units of ownership in the North Carolina Fund will not be subject to the intangibles personal property tax as long as the Fund, on December 31 of each year, is composed entirely of obligations of the U.S. government and North Carolina or its political subdivisions, or provided that at least 80% of the fair market value of the assets of the Fund were invested in obligations of North Carolina or its political subdivisions. For all years in which this requirement is met, the Fund will file with the state of North Carolina a certification in order for shareholders to qualify for this exemption.

Under Section 17.08.0605 of the North Carolina Administrative Code, in any case in which a fund does not meet the above requirement that its investments consist entirely of U.S. government or North Carolina obligations, for intangibles property tax purposes, the state will allow shareholders to reduce the value of their investment in such fund in direct proportion to the percentage of the fund's investment in exempt U.S. government or North Carolina obligations.

Texas

Texas does not presently impose any income tax on individuals, trusts, or estates.

Virginia

Section 58.1-322 of the Code of Virginia provides that interest on obligations of the state of Virginia, its political subdivisions, and instrumentalities or direct obligations of the U.S. government or its authority, commission, instrumentality or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax. Under Virginia Regulation Section 630-2-322, distributions from a regulated investment company, such as the Virginia Fund, will also be exempt from personal income tax if the Fund invests in such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the Fund are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.


Appendix B
Special Factors Affecting Each Fund
--------------------------------------------------------------------------------

The following information is a brief summary of factors affecting each of the individual Funds and does not purport to be a complete description of such factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of such states, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Trust. The market value of the shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons. Additional information regarding each state is included in the SAI.

Alabama

Over the past decade, Alabama's economic base has diversified somewhat from its concentration in the early 1980s in the manufacturing, construction and agricultural sectors. This diversification has been fueled by the growth in high tech firms located in the Huntsville area and health care and business services firms located in the Birmingham area. Government employment also has surged, primarily in higher education. State unemployment has remained near 7%, slightly higher than the national average.

Although Alabama's economy faltered somewhat during the spring and summer of 1993, it generally has outperformed the national and east south central region economies over the past three years. Alabama has instituted various programs, including infrastructure improvements, worker training and tax incentives, to lure new and expanding industries to the state, such as Mercedes-Benz's new sport utility vehicle assembly plant near Birmingham, that have resulted in Alabama investing over $1 billion annually.

The state's strengths include a diversifying economic base; an expanding service sector; and a low cost structure that is attractive for new business investment. The state, together with other east south central states, is positioned for economic expansion, with continued gains in services and trade as well as gains in manufacturing, especially the wood and paper products industry that benefits from Alabama's abundant supply of lumber and timber. Weaknesses may show in the state's apparel, textile and transportation equipment industries, which are vulnerable to significant employment reductions as a result of the North American Free Trade Agreement, as Mexico and Canada offer lower-cost business environments. Cutbacks in the national defense budget will continue to lead to job losses with the closure or downsizing of some of the state's military installations.

Florida

Florida's economy is experiencing slow but steady economic growth driven by one the nation's fastest growing populations. Florida has an estimated population of nearly 14 million, an increase of over 38% from 1980 levels, and ranks as the fourth most populous state in the nation. While high population growth has strengthened the state's economy, such growth, along with the state's large and growing elderly population, has put pressure on government funding for health and human services, corrections, education and transportation.

The state's economy centers on a growing trade and services sector, although agriculture and tourism remain important influences. Tourism has stabilized from the effects of the early 1990s recession. Since that recession, Florida has outperformed the nation and the east south central region in employment and personal income growth. By 1994 personal income had climbed to match the national average.

In November 1994 Florida voters adopted a proposal to cap the amount of taxes and other revenues that can be raised by the state in any fiscal year without a two-thirds vote of each house of the legislature to raise the cap. However, the measure exempts revenues that are pledged to pay bonds and Medicaid and proceeds from the state lottery. Consequently, the measure does not appear to repesent any major impediment for state financing needs.

Georgia

Once dependent upon agriculture, Georgia's economy now has diversified into the manufacturing (textiles, food products, paper products, electronic equipment and aircraft), trade and services sectors. Atlanta has become the focus of economic growth in the state and is the trade, service and transportation center for the southeast region. Manufacturing predominates throughout the rest of the state.

The state's economy has grown rapidly since the recession of the early 1990s, with steady gains in employment and personal income relative to the national figures. In 1994, Georgia ranked 29th in personal income per capita, at 93% of the national average, considerably above the 1969 level of 83%.

In 1992, the services sector accounted for approximately 23% of employment, with trade (22%), government (17%), and the manufacturing (16%) sectors accounting for most of the rest. Job growth has centered mainly in the wholesale and retail trade while manufacturing has grown only slightly. In mid-1994, Georgia's unemployment rate was 4.9% versus the 5.9% national average.

In March 1989, the U.S. Supreme Court ruled the imposition of state income taxes on federal retirement benefits unconstitutional when state and local retiree's benefits are exempted from state income taxes. After this decision, several lawsuits were filed in Georgia, with the plaintiffs seeking state income tax refunds retroactive to 1980. The maximum potential liability is estimated at $591 million. However, under the state's three-year statute of limitations, the maximum liability is estimated at $104 million.

Kentucky

Since the early 1990s recession, Kentucky's economy has shown moderate growth. Kentucky's low costs of living and low cost of doing business, combined with the commonwealth's aggressive business recruitment and business incentive programs, have enabled the commonwealth to add a number of high profile corporate expansions and relocations over the past several years.

Kentucky's economic makeup mirrors national averages in terms of employment and income by source. Kentucky's personal income level, however, still is only approximately four-fifths of the national average. Despite the impact of early 1990s recession on Kentucky's export-oriented industries, the state's job and wealth base continues to grow and, to a limited extent, diversify.

Over the longer term, however, dramatic improvements are needed in Kentucky's educational system for it to remain economically competitive. The state, through an education reform statute passed in 1990, has made education its primary economic development initiative. Success at this task, however, will not be easy. Rural poverty and illiteracy, which permeate the state's eastern and western regions, mean that the initiative will likely take years, if not decades, to noticeably take effect.

Most economic development in Kentucky has occurred in the region of the state bounded by Cincinnati on the north, Louisville on the west, and Lexington on the east. Because of air access provided to the region by Delta Air Lines Inc.'s hub airport operations in northern Kentucky, an excellent highway network connecting the region with most major U.S. markets, and good higher education systems in the three metropolitan areas, Kentucky's "Golden Triangle" has experienced strong economic growth. The remainder of the commonwealth, however, has not prospered nearly as much.

Louisiana

With its energy-oriented economy, Louisiana's efforts at diversification have been slow, and the state has experienced the effects of reduced domestic oil production in recent years. Louisiana is dependent on both production of oil and natural gas, as well as petrochemicals. As the state's energy sector has shrunk, services have replaced energy as the leading employment sector.

Decreased population and labor force, combined with a modest amount of job growth in recent years, has permitted Louisiana to experience a modest recovery from the depths of its energy-related downturn. Following losses in both population and labor force from 1987-1990, modest labor force growth occurred in 1991, with an increase of 3.1% over the prior year. Since then employment has remained level. Louisiana's population reached its peak of 4.5 million in 1986, after which it began to decline, reaching 4.2 million only four years later.

Legalized gambling, both in New Orleans and on riverboats, is seen by the state as a potential source of economic rejuvenation in the tourism industry. The state also has realized that sectors beyond tourism and energy need development in the long run for the state to become insulated from their cyclical nature.

Unemployment in 1994 was 7.8%, above the national average. Recent years have seen the mining industry experience sharp employment declines, although this sector still employs some 46,000 people. The service sector has shown the most growth in recent years and by 1994 constituted approximately 25% of the employment base. Some manufacturing growth continues to take place, mostly in the defense and textile industires.

Louisiana's economic recovery is held back by an undereducated work force, low income and limited wealth, and an economy that largely exports raw materials and imports finished goods. Per capita personal income reached its peak at 98.3% of national levels in 1981 (during the oil boom years) but by 1994 had slipped to only 79% of the national average.

The state constitution is a major obstacle to achieving financial stability. It limits revenue raising capacity and has prevented the state from replacing the revenues once generated by the energy sector. It also limits spending flexibility and requires a large share of revenues to go to constitutionally protected functions, primarily education and transportation.

Maryland

Maryland's economic base is well diversified. Services, trade, finance and government are the leading sectors of employment and income. Compared to national averages, manufacturing as a source of employment plays a less significant role (8.5%), and it is the state's most volatile sector. Government employment (19.9%) and income is much larger for Maryland than the nation, primarily because of the state's close proximity to Washington, D.C.

Maryland still is recovering slowly from the early 1990s recession, which was particularly severe in the mid-atlantic region and which significantly affected Maryland's construction, real estate, retail trade, and some services. The state unemployment rate remains below the national average, but employment growth has been relatively slow, averaging only 0.5% annually since the end of 1991. The state expects only gradual jobs growth averaging about 2% annually through 1996.

Maryland's 1993 $23,920 per capita income remains high at approximately 115% of the national average. Maryland's total personal income has grown annually over the past few years, but at substantially slower rates than in prior years, primarly due to declining federal defense spending and corporate restructurings.

Missouri

Because Missouri is a manufacturing, financial and agricultural state, its diverse economy mirrors and is closely linked to the national economy. While both of the state's two largest manufacturing industries, motor vehicles and defense-related products, experienced significant layoffs in the early 1990s, both have recovered and stabilized. Motor vehicles are even poised for expansion, for automakers have announced plans for the construction or expansion of several Missouri auto plants.

The construction sector, buoyed by flood damage reconstruction, and the tourism sector grew in 1994, helping Missouri's unemployment rate drop below 4% for the first time since 1979. Employment is expected to be stable through 1996. However, the defense industry remains vulnerable to military cost cutting and base closures.

During the 1980s, Missouri's per capita personal income grew at a compound annual growth rate of 6.5%, the same rate as the U.S. Per capita income grew 5.5% from 1991 to 1992, lagging the nation's rate of 6.2% and rose 4.0% in 1993. The state expects personal income to grow 6.0% in fiscal 1995 and 5.5% in fiscal 1996.

North Carolina

North Carolina ranks among the top ten states in terms of economic growth, as measured by job and personal income growth. North Carolina's unemployment rate fell to near 4% at the end of fiscal 1994, over 1.5% below the national rate. Job gains were strongest in durable goods manufacturing, services, government and finance. The state expects future job growth will be strongest in durable manufacturing, services and retail trade. Aggregate personal income rose 5.6% in fiscal 1994, and North Carolina is predicting a 4.5% increase for fiscal 1995, although wealth levels remain below the national rate.

Diversification into finance, services, trade, research and high technology manufacturing is reducing the state's historical dependence on agriculture, textiles, and furniture manufacturing. Tobacco remains the primary agricultural commodity, but the industry faces some uncertainty following significant press and congressional scruitiny and talks of additional cigarette taxes.

Population growth in the state has been strong, perhaps partly reflecting its attraction to retirees. Continued corporate relocation to the state, especially in the Research Triangle Area near Raleigh/Durham, will be key to employment growth through the 1990s.

Texas

Since the oil price crash in the mid-1980s, the Texas economy has stabilized and diversified away from energy-related industries and now more closely resembles the national economy. As a result, Texas was impacted more by the early 1990s national recession than by the early 1980s recession, when the energy sector provided insulation from national trends. Despite this adversity, the state's economy still outperformed the national economy since the latest recession.

By the end of calendar 1993, services accounted for nearly 26% of employment, trade accounted for 24% of jobs and total manufacturing exceeded 13%. Much of the new growth in the 1990s has been in high-technology and related industries. Construction experienced a near-banner year in 1994.

With a population of 18 million, Texas places second among states, up 20% from the 1980 census. Good employment prospects make the state a popular destination. The population is projected to increase 1.4% annually from 1995 through 2000. The state anticipates that personal income will increase 6.4% annually through 1996.

The devaluation of the Mexican peso in December 1994 could have a negative short-term impact on the Texas economy. State analysts indicate that a significant slowdown in Mexican exports due to the devaluation could reduce state economic growth by 0.5% in 1995. Retail sales along the Texas/Mexico border also could be adversely affected.

Virginia

The Commonwealth's economy remains strong and diversified despite the recent economic slowdown and some future uncertainties due to expected defense-related cutbacks. Due to Virginia's diverse economic base, however, the unemployment rate has remained relatively low (5.1% for the last quarter in 1993). During fiscal 1994, the commonwealth's recovery gained momentum with employment growth occurring in business services, retail trade and construction.

The commonwealth is made up of a variety of local economies, with the northern Virginia area comprising the largest. In terms of population and building activity, northern Virginia has been the fastest-growing area in the commonwealth. Growth has been spurred by employment opportunities provided for both civilian and military personnel in, and directly related to, the federal government. The prospect of a lower defense budget and fewer defense contracts could lead to some structural changes in two of Virginia's major local economies (northern Virginia and Norfolk/Newport News) where defense and a substantial military presence have played an important role. However, the commonwealth continues to enjoy such advantages as its strategic mid-Atlantic location, port facilities, proximity of its largest local economy to Washington, D.C., and a major international airport in the northern Virginia area.

The employment base, consisting primarily of trade, government, and services sectors, showed substantial growth during the 1980s, primarily in the services and trade sectors. Direct defense jobs, including civilian, consituted approximately 14% of employment in 1991. Because of the impact of federal defense cutbacks, the commonwealth is actively seeking economic diversification, especially in high technology, trade and tourism. As the mix shifts away from defense-related manufacturing, however, slower annual personal income growth should be expected.

In March 1989, the U.S. Supreme Court ruled the imposition of state income taxes on federal retirement benefits unconstitutional when state and local retiree's benefits are exempted from state income taxes. After this decision, several lawsuits were filed in Virginia, with the plaintiffs seeking state income tax refunds. The maximum potential liability was estimated in February 1992 at $705 million. Pending further litigation, Virginia passed a $340 million settlement for retirees' claims, to be paid out over five years. The settlement will be void if total claims rejecting the settlement offer exceed $20 million.